GRIFFIN AMERICAN IV
HEALTHCARE REIT

GRIFFIN CAPITAL SECURITIES
guardians of wealth

AMERICAN
HEALTHCARE INVESTORS

Forward Looking Statements

Certain statements made today may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, including statements with respect to the effects of the coronavirus, or COVID-19, pandemic, including its effects on the healthcare industry, our company’s financial performance and future challenges and our expectations regarding the health of our portfolio; the updated estimated per share net asset value of our common stock; the strategic alternative review process; and any consummation of a transaction resulting from the strategic alternative review process. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current real estate and real estate-related investments; uncertainties regarding the severity and duration of the COVID-19 pandemic and its effects; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company’s periodic reports, as filed with the U.S. Securities and Exchange Commission, or SEC. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Company Update

Expertise • Management of Co-Sponsors*

APPROXIMATELY

$4.2 BILLION(1)

OF HEALTHCARE ASSETS UNDER MANAGEMENT

MANAGEMENT TEAM

2006

ESTABLISHED

MORE THAN

150K

INVESTORS

COMBINED TRANSACTIONS

$47 BILLION(2)

COMMERCIAL REAL ESTATE SINCE 1990

ACQUIRED AND DISPOSED OF MORE THAN

$16 BILLION(2)

HEALTHCARE PROPERTIES

SUCCESSFULLY FOUNDED

FOUR

HEALTHCARE REITs

*Note: All data is as of 12/31/20 and refers to the management teams of American Healthcare Investors, LLC, or AHI, and Griffin Capital Company, LLC, or Griffin Capital Company, the co-sponsors of Griffin-American Healthcare REIT IV, Inc., or GAHR IV.

(1) Based on aggregate contract purchase price of owned and/or operated real estate and real estate-related investments, including completed development projects and net of dispositions and principal repayments. The GAHR IV portfolio also includes an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Based on contract purchase/sales price.

Portfolio Construction – Historic Overview

	GAHR IV Portfolio [1] (as of 12/31/20)
Total Investments [2]	$1.1 billion
Gross leasable area (Sq Ft)	4.9 million
Number of buildings	94
Percent leased	
- Leased assets (i.e., Non – RIDEA)	95.7%
- Senior housing – RIDEA[3]	68.1%
Portfolio allocation based on aggregate contract purchase price:	
Medical office buildings ("MOB")	55.6%
Senior housing – RIDEA	24.3%
Senior housing – leased	9.3%
Skilled nursing facilities ("SNF")	10.8%
Total number of states [4]	28
Weighted average remaining lease term (years) [5]	8.3
Portfolio Leverage [6]	39.5%

(1) With the exception of the 'Total Investments' balance, GAHR IV portfolio data as of 12/31/20 excludes an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Based on aggregate contract purchase price of real estate investments, including an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(3) The operation of healthcare-related facilities utilizing the structure permitted by the REIT Investment Diversification and Empowerment Act of 2007 is commonly referred to as a "RIDEA" structure.

(4) Based on real estate owned.

(5) Excluding senior housing – RIDEA facilities.

(6) Total debt divided by total market value of real estate investments. Total market value equals the aggregate contract purchase price paid for investments or, for investments appraised subsequent to the date of purchase, the aggregate value reported in the most recent independent appraisals of such investments.

Portfolio Map (as of 12/31/20)

TOTAL INVESTMENTS: $1.1 BILLION (1)

STATES: 28 (2)

 # OF BUILDINGS: 94 (2)



Medical Office Buildings
Senior Housing
Skilled Nursing Facilities

Note: "Senior Housing" includes senior housing facilities leased to third party operators, as well as senior housing facilities operated utilizing the RIDEA structure.

(1) Based on aggregate contract purchase price of real estate investments as of 12/31/20, as well as an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

(2) Includes real estate investments, excluding an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

GRIFFIN AMERICAN IV HEALTHCARE REIT

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GRIFFIN CAPITAL SECURITIES guardians of wealth

Lease Expiration Schedule (as of 12/31/20)

Focus on Managing Risk through Long Weighted-Average Remaining Lease Terms



50%
40%
30%
20%
10%
0%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

Note: Based upon total gross leasable area scheduled to expire, excluding senior housing – RIDEA facilities.

Portfolio Composition (as of 12/31/20)

Diversified Across Clinical Asset Classes with Higher Concentration in Medical Office Buildings

PORTFOLIO BREAKDOWN BY ASSET TYPE


MOB
55.6%
Senior Housing (1)
33.6%
SNF
10.8%

ACQUISITION SOURCING (2)


Seller Direct
6.7%
Listed
54.0%
Unlisted
39.3%

Note: Allocations based on aggregate contract purchase price of owned real estate investments.

(1) Includes senior housing – RIDEA facilities.

(2) Includes an interest in a joint venture which owns a portfolio of integrated senior health campuses and ancillary businesses.

Impact of COVID-19 on Portfolio – Overview

The Pandemic Disrupted Healthcare Real Estate Performance through 2020 and into 2021

- Beginning in March 2020, government-imposed business closures and banning of elective surgical procedures dramatically impacted all three of our healthcare real estate asset classes
- A powerful wave of new cases throughout the winter months put additional pressure on our senior housing facilities — **U.S. daily cases did not peak until January 2021 and deaths did not peak until February 2021**
- Our medical office buildings segment rebounded quickly and has demonstrated remarkable resilience through the pandemic
- Our senior housing segment has experienced meaningful drops in occupancy driven by government restrictions and consumer concerns over congregate living
- The COVID-19 pandemic also resulted in sharp operating expense increases in clinical healthcare settings, which is also impacting performance

We are Seeing Early Signs of Recovery in Every Segment as Case Counts Drop in Most Regions of the Country

- The needs-based aspect of healthcare real estate has historically proven to be a stable asset class through various economic cycles
- As the threat of the COVID-19 virus diminishes, our senior housing segment occupancy has begun to experience modest increases

Daily New COVID-19 Cases in the U.S.


400K
300K
200K
100K
0K
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Daily Cases
7-Day Moving Average

Daily New COVID-19 Deaths in the U.S.


5,000
4,000
3,000
2,000
1,000
-
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Daily Deaths
7-Day Moving Average

SOURCE: Johns Hopkins University. Data through March 28, 2021.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Impact of COVID-19 on Portfolio (Cont'd.)

Our Medical Office Buildings Segment Faced Immediate Pressures Due to Government Restrictions but Rebounded Swiftly and Continues to Perform Well

- The majority of our medical office tenants were initially deemed "non-essential" during the stay-at-home orders and many faced forced closures
- Tenant revenue pressures and uncertainty regarding reopening led to an immediate jump in rent delinquencies
- The easing of government restrictions and injection of federal government support programs (e.g., Payroll Protection Loan Program) contributed to swift stabilization to pre-pandemic levels by June 2020
- **An initial glut of rent relief requests presented an opportunity for tenant relationship development and key portfolio metric improvement**
- We avoided meaningful rent deferrals and favored lease extensions with often below-market tenant incentives which led directly to improved portfolio occupancies and weighted average lease term

MOB Delinquent Rent as of Month End (2020)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Jan-20
Mar-20
May-20
Jul-20
Sep-20
Nov-20

MOB Occupancy



94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
88.0%
87.0%
86.0%
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21

Impact of COVID-19 on Portfolio (Cont'd.)

Senior Housing Segment Experienced Immediate Occupancy and Expense Pressures that have Dragged on into 2021, While our Skilled Nursing Facility Segment Benefitted from More Resilient Property Occupancy

- Government stay-at-home orders and self-imposed admission restrictions essentially shut down new leasing activity at senior housing facilities
- Our portfolio has direct economic exposure to these trends in the RIDEA segment due to characteristics of the "managed vs. leased" structures
- Since March 1, 2020, our senior housing occupancy has dropped a significant ~12%. Labor and personal protective equipment expense increased (estimated to be over 30% each) during the majority of the last 12 months which were driving an ~20% increase in overall RIDEA operating expenses
- **Vaccination clinics have been on-going at all of our senior housing and skilled nursing facilities with vaccination rates across the portfolio running at approximately 80% for residents as of April 23, 2021**

Senior Housing and SNF Occupancy



95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
2/29/20
3/31/20
4/30/20
5/31/20
6/30/20
7/31/20
8/31/20
9/30/20
10/31/20
11/30/20
12/31/20
1/31/21
2/28/21
Senior Housing – RIDEA
Senior Housing – Leased
Skilled Nursing Facilities
All

- Operating expense pressure has moderated, and occupancy rates are beginning to show modest improvement
- Our SNF portfolio has benefited from a high concentration of assets that do not rely on hospital discharges for occupancy – occupancies "bottomed" at ~5.1% below pre-pandemic levels and have largely recovered with current occupancies just 1.1% below pre-pandemic levels

Outlook for Healthcare Real Estate

Healthcare Real Estate is Expected to Rebound Due to the Needs-Based Nature of the Asset Class

- Due to a variety of factors and the relative inelasticity of demand for the asset class, publicly-traded healthcare REITs typically trade at higher premiums to net asset value, or NAV, compared to the other commercial real estate asset classes
- In recessionary periods, the healthcare sector has historically "bottomed" at much more shallow levels than the other asset classes and has rebounded more quickly
- The COVID-19 pandemic puts pressure on these trends because of the acute effect it is having on specific segments of healthcare real estate—specifically the profound impact on senior housing and skilled nursing
- Once the COVID-19 healthcare crisis subsides, we anticipate that healthcare REITs will follow prior trends, and that NAVs will recover as the effects of the pandemic lessen; with the potential for outsized recovery driven by the tailwinds of pent-up demand

Listed Healthcare Real Estate's Significant Premium to NAV*



90.00%
70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Mar-19
Mar-20
Mar-21

14-year Averages	
All U.S. Equity REITs: 0.18%	Listed Healthcare REITs: 20.78%

* Source: KeyBanc Capital Markets, Inc. *The Leaderboard*. Mar 12, 2021. Data represents an average of all listed REITs in each sector as of said date. Please note that GAHR IV is not a listed REIT and its results may vary from those of listed REITs.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Distributions

We Will Continue to Evaluate our Distribution Policy and Ability to Increase Distributions to Pre-Pandemic Levels

- In March 2020, our leadership took swift and decisive action to address the pandemic-induced threats to our portfolio
- We immediately eliminated or postponed non-essential capital expenditures within GAHR IV's portfolio, reduced distributions from an annualized rate of $0.60/share to an annualized rate of $0.40/share, and modified the share repurchase plan in order to protect our balance sheet and preserve liquidity
- This painful but necessary action allowed our portfolio to weather what we optimistically believe was the worst of the COVID-19 pandemic while maintaining a strong balance sheet and effectively managing portfolio risk

Listed Healthcare REITs that also Reduced Distributions in 2020*

	NYSE	Action Taken
VENTAS	VTR	Decreased quarterly distribution from $0.793 to $0.45 effective 6/19/2020
welltower	WELL	Decreased quarterly distribution from $0.87 to $0.61 effective 5/18/2020
Healthpeak PROPERTIES	PEAK	Decreased quarterly distribution from $0.37 to $0.30 effective 2/19/2021
New Senior Investment Group	SNR	Decreased quarterly distribution from $0.13 to $0.065 effective 6/4/2020
DIVERSIFIED HEALTHCARE TRUST	DHC	Decreased quarterly distribution from $0.15 to $0.01 effective 4/9/2020
SABRA	SBRA	Decreased quarterly distribution from $0.45 to $0.30 effective 5/15/2020

* Based on their SEC filings, none have increased/restored their distribution cut as of 4/14/21. Please note that GAHR IV is not listed on a national securities exchange.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Updated Net Asset Value*

Per Share Net Asset Value – 9/30/20[(1)]
$9.22
Does not Reflect Any Portfolio/NAV Premium
+ Dividends Since Inception: $2.65[(2)]

We have Announced an Updated NAV per Share of $9.22

- Year-over-year decline of ~3.4% was due to the significant impact of the pandemic (prior year estimated per share NAV was $9.54[(3)])
- Both revenue and expenses have been negatively affected, particularly within the company's portfolio of senior housing—RIDEA
- Senior housing and skilled nursing properties were most impacted, declining ~6%
- On a positive note, our medical office building portfolio value increased by ~3%
- We note that the closing stock prices of **the "Big Three" traded healthcare REITs (Welltower, Healthpeak and Ventas) reveals an average decline of 28.6% over the same period** from Dec. 1, 2019 to Sept. 30, 2020
- As the significant, but temporary, impact of the pandemic subsides, management expects the portfolio to recover to pre-pandemic levels of performance and valuation over time

*For more information regarding the determination of the estimated per share NAV by the GAHR IV board or directors, please see the GAHR IV Current Report on Form 8-K filed with the SEC on March 19, 2021.

(1) Date used to calculate estimated per share NAV.
(2) First distribution commencing on May 1, 2016 at annualized rate of $0.60 per share through March 31, 2020 and distributions at annualized rate of $0.40 per share since April 2020.
(3) Calculated as of December 31, 2019 and determined by the GAHR IV board of directors on April 2, 2020. For more information, please see the GAHR IV Current Report on Form 8-K filed with the SEC on April 3, 2020.

Stanger Lifecycle REIT Performance Rankings (as of 12/31/20)

		Annualized Total Return			Total Return Rank	
Rank	Program	1 Year	3 Year	5 Year	3 Year	5 Year
1	Cole Office & Industrial REIT (CCIT II), Inc. - Class A	4.59%	7.76%	10.44%	1	2
2	Strategic Storage Trust IV, Inc. - Class A	7.12%	7.24%	-	2	-
3	**Griffin-American Healthcare REIT IV, Inc. - Class I**	**4.83%**	**7.16%**	**-**	**3**	**-**
4	Corporate Property Associates 18 - Global Inc. - Class A	2.61%	7.06%	6.04%	4	11
5	Steadfast Apartment REIT, Inc.	1.93%	6.89%	9.17%	5	4
6	SmartStop Self Storage REIT, Inc. - Class A	3.31%	6.45%	9.42%	6	3
7	Black Creek Industrial REIT IV, Inc. - Class I	6.26%	6.06%	-	7	-
8	Lightstone Value Plus Real Estate Investment Trust V, Inc.	3.52%	5.68%	3.51%	8	18
9	**Griffin-American Healthcare REIT III, Inc.**	**2.14%**	**5.59%**	**6.90%**	**9**	**8**
10	KBS Real Estate Investment Trust III, Inc.	-2.67%	5.05%	9.07%	10	5
11	Resource Real Estate Opportunity REIT, Inc.	3.98%	4.93%	5.91%	11	12
12	Resource Apartment REIT III, Inc. - Class I	0.26%	4.92%	-	12	-
13	Sila Realty Trust, Inc. - Class A	6.42%	4.80%	6.15%	13	10
14	Lightstone Value Plus Real Estate Investment Trust, Inc.	0.71%	4.61%	4.61%	14	16
15	Resource Real Estate Opportunity REIT II, Inc.	4.76%	4.50%	6.19%	15	9
16	Lightstone Value Plus Real Estate Investment Trust II, Inc.	0.00%	4.46%	5.06%	16	15
17	Benefit Street Partners Realty Trust, Inc.	2.64%	4.24%	1.03%	17	21
18	Pacific Oak Strategic Opportunity REIT, Inc.	-8.86%	3.28%	5.24%	18	14
19	Lightstone Real Estate Income Trust, Inc.	-4.01%	3.21%	7.92%	19	6
20	CNL Healthcare Properties, Inc.	0.31%	2.32%	4.28%	20	17
21	Moody National REIT II, Inc. - Class A	2.02%	1.97%	7.68%	21	7
22	Hartman Short Term Income Properties XX, Inc.	-5.93%	1.21%	10.67%	22	1
23	Lightstone Value Plus Real Estate Investment Trust III, Inc.	-7.00%	0.65%	5.40%	23	13
24	InvenTrust Properties Corp.	-5.24%	-1.74%	-1.91%	24	25
25	Phillips Edison & Company, Inc.	-19.61%	-2.68%	2.39%	25	19
26	Strategic Realty Trust, Inc.	-10.41%	-3.18%	-1.25%	26	23
27	Inland Real Estate Income Trust, Inc.	-9.79%	-3.33%	1.06%	27	20
28	RW Holdings NNN REIT, Inc.	-26.74%	-3.94%	-	28	-
29	CIM Real Estate Finance Trust, Inc.	-11.25%	-4.41%	0.58%	29	22
30	KBS Real Estate Investment Trust II, Inc.	-10.03%	-5.08%	-3.42%	30	26
31	Healthcare Trust, Inc.	-6.84%	-5.85%	-1.33%	31	24
32	Hospitality Investors Trust, Inc.	-9.34%	-14.15%	-16.46%	32	29
33	Watermark Lodging Trust, Inc. - Class A	-51.71%	-16.23%	-4.36%	33	27
34	NorthStar Healthcare Income, Inc.	-37.76%	-21.77%	-12.14%	34	28
35	Cottonwood Communities Inc. - Class A	5.12%	-	-	-	-

Note: Returns are calculated without sales load and with reinvestment where available. Rankings are based on the share class with the highest return.

Source: The IPA/Stanger Monitor, Volume III No. 1, Winter 2021, Robert A. Stanger & Co.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Strategic Alternatives Process

Our Board of Directors has Formed a Special Committee to Evaluate Strategic Alternatives

- In October 2020, the board of directors established a special committee comprised of its three independent directors to evaluate strategic alternatives for GAHR IV. Subsequently, the special committee engaged Truist as its financial advisor to assist in the review of strategic alternatives
- Typical options that could result from the strategic review are the sale of the company's assets, the listing of the company's shares on an exchange, or a merger with another entity, including a merger with another unlisted entity that the board of directors expects would enhance the value of the company
- The pursuit of strategic alternatives is a typical and important step in the life cycle of any non-traded REIT and a key step towards a future liquidity event
- There can be no assurance that the review of strategic alternatives will lead to a transaction being pursued, or if pursued, that any of the transactions outlined above would ultimately be completed

TRUIST

Insider Stock Investments (as of 12/31/20)

The three founders of AHI and management team have long since established what we believe is one of the greatest alignments of interests between a sponsor company and stockholders in the history of the non-traded REIT industry

- Approximately $4.9M of insider[(1)] cash directly invested into common stock of GAHR IV alone (Combined: ~$33M in Griffin-American Healthcare REIT II, Inc., or GAHR II, Griffin-American Healthcare REIT III, Inc., or GAHR III and GAHR IV)
- Executive Stock Purchase Plan (commenced in 2016): three founders of AHI committed to investing 100% of their base salaries and annual bonuses directly into common stock of GAHR IV throughout the entirety of the offering
- **Effect of GAHR IV Distribution Reduction on Insiders: ~$78,000 in lost cash distributions quarterly[(2)]**

Approximately $33 Million Invested by Insiders[(1)] (GAHR II, III & IV Combined)



600,000
400,000
200,000
0
Common Stock Purchased
Jeff Hanson
Danny Prosky
Mathieu Streiff
Kevin Shields
AHI & Griffin Capital Company Employees
GAHR II
GAHR III
GAHR IV

(1) "Insiders" consist of AHI and Griffin Capital Company executives and employees. Each insider's investments represent less than 1.0% of the outstanding common stock of each of GAHR II, GAHR III and GAHR IV.

(2) Estimated GAHR IV quarterly distribution based on the annualized distribution rate of $0.60 per share and the number of shares purchased by executives and employees of the co-sponsors as of December 31, 2020.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.